EXHIBIT 1

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                      JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on
Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share of Astrum International Corp. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 19th day of February, 1997.


                              Carl C. Icahn


                              By:
                              Carl C. Icahn


                              CHELONIAN CORP.


                              By:
                              Edward E. Mattner
                              Its: President


                              VALISE LIMITED PARTNERSHIP
                              By:  Barberry Corp.
                              Its: General Partner


                              By:
                              Edward E. Mattner
                              Its: Vice President


                              RIVERDALE LLC

                              By:
                              Edward E. Mattner
                              Its: Manager


                              HIGH RIVER LIMITED PARTNERSHIP
                              By:  Riverdale LLC
                              Its: General Partner

                              By:
                              Edward E. Mattner
                              Its: Manager

                              BARBERRY CORP.

                              By:
                              Edward E. Mattner
                              Its: Vice President


                              HIGHCREST INVESTORS CORP.

                              By:
                              Richard T. Buonato
                              Its: Senior Vice President
                                    and Treasurer


                              STARFIRE HOLDING CORPORATION


                              By:
                              Richard T. Buonato
                              Its: Vice President,Treasurer
                                     and Controller


                              ACF INDUSTRIES, INCORPORATED

                              By:
                              James J. Unger
                              Its: Vice Chairman of the Board


                              ACF INDUSTRIES HOLDING CORP.

                              By:
                              Richard T. Buonato
                              Its: Vice President and Secretary


                              UNICORN ASSOCIATES CORPORATION

                              By:
                              Edward E. Mattner
                              Its: Vice President

                              BUFFALO INVESTORS CORP.

                              By:__________________________
                              Its:  President and Treasurer

                              Carl C. Icahn

                              By: /s/Carl C. Icahn
                              ---------------------
                              Carl C. Icahn

                              CHELONIAN CORP.

                              By:  /s/Edward E. Mattner
                              ----------------------
                              Edward E. Mattner
                              Its: President


                              VALISE LIMITED PARTNERSHIP
                              By:  Barberry Corp.
                              Its: General Partner

                              By: /s/ Edward E. Mattner
                              -----------------------
                              Edward E. Mattner
                              Its: Vice President


                              RIVERDALE LLC
                              By: /S/ Edward E. Mattner
                              ------------------------
                              Its: Manager


                              HIGH RIVER LIMITED PARTNERSHIP
                              By:  Riverdale LLC
                              Its: General Partner

                              By:  /s/ Edward E. Mattner
                              ------------------------
                              Edward E. Mattner
                              Its: Manager


                              BARBERRY CORP.

                              By:  /s/ Edward E. Mattner
                              --------------------------
                              Its: Vice President


                              HIGHCREST INVESTORS CORP.

                              By:  /s/ Richard T. Buonato
                              ---------------------------
                              Richard T. Buonato
                              Its: Senior Vice President
                                    and Treasurer


                              STARFIRE HOLDING CORPORATION
                              By:  /s/ Richard T. Buonato
                              ---------------------------
                              Richard T. Buonato
                              Its: Vice President,Treasurer
                                     and Controller


                              ACF INDUSTRIES, INCORPORATED

                              By:  /s/ James J. Unger
                              --------------------------
                              James J. Unger
                              Its: Vice Chairman of the Board


                              ACF INDUSTRIES HOLDING CORP.

                              By: /s/ Richard T. Buonato
                              --------------------------
                              Richard T. Buonato
                              Its:  Vice President and Secretary


                              UNICORN ASSOCIATES CORPORATION

                              By:  /s/ Edward E. Mattner
                              --------------------------
                              Edward E. Mattner
                              Its: Vice President

                              BUFFALO INVESTORS CORP.

                              By:/s/Edward E. Mattner
                              -----------------------------
                              Its:  President and Treasurer